armt0403_v3 - Price/Yield - 2A1

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Balance     $15,000,000.00   Delay           0             Index            LIBOR_6MO | 2.20 WAC(2)       4.0381    WAM(2)   358
Coupon      2.59             Dated           10/28/2004    Mult / Margin    1 / 0.37         NET(2)     3.663057    WALA(2)    2
Settle      10/29/2004       First Payment   11/25/2004    Cap / Floor      11.500 / 0.37
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* PAYS  MINIMUM OF 1ML PLUS  [37]bps UP UNTIL 10% CALL,  and  [74]bps  AFTER 10%
CALL, AND 11.50%. RESETS SEMI-ANNUALLY,  PAYS ON A 30/360 BASIS. RUN TO EARLIEST
OF (CALC.  AS OF EACH  UNDERLYING  CUT-OFF  DATE  LOAN'S  RESET  AND  COLLATERAL
MATURITY INFORMATION)

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 Price   15 CPR - Call  20 CPR - Call  22 CPR - Call  25 CPR - Call   27 CPR - Call   30 CPR - Call   35 CPR - Call    40 CPR - Call
              (Y)            (Y)            (Y)            (Y)             (Y)             (Y)             (Y)              (Y)
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 98-00        82.0          96.0           102.2          112.0           118.8           129.3           148.0            168.2
 98-04        79.1          92.3           98.0           107.2           113.6           123.5           140.9            159.9
 98-08        76.3          88.5           93.9           102.5           108.4           117.6           133.9            151.5
 98-12        73.4          84.8           89.8            97.7           103.2           111.8           126.9            143.2
 98-16        70.6          81.1           85.7            93.0           98.1            105.9           119.9            135.0
 98-20        67.7          77.4           81.6            88.3           92.9            100.1           112.9            126.7
 98-24        64.9          73.6           77.5            83.5           87.8            94.3            105.9            118.4
 98-28        62.1          69.9           73.4            78.8           82.6            88.5             98.9            110.2
 99-00        59.3          66.3           69.3            74.1           77.5            82.7             92.0            102.0
 99-04        56.5          62.6           65.2            69.5           72.4            77.0             85.1            93.8
 99-08        53.7          58.9           61.2            64.8           67.3            71.2             78.2            85.6
 99-12        50.9          55.2           57.1            60.1           62.2            65.5             71.3            77.5
 99-16        48.1          51.6           53.1            55.5           57.2            59.8             64.4            69.4
 99-20        45.3          47.9           49.0            50.9           52.1            54.1             57.5            61.2
 99-24        42.5          44.3           45.0            46.2           47.1            48.4             50.7            53.1
 99-28        39.8          40.6           41.0            41.6           42.0            42.7             43.8            45.1
100-00        37.0          37.0           37.0            37.0           37.0            37.0             37.0            37.0
100-04        34.2          33.4           33.0            32.4           32.0            31.3             30.2            29.0
100-08        31.5          29.8           29.0            27.8           27.0            25.7             23.4            20.9
100-12        28.7          26.2           25.0            23.2           22.0            20.1             16.6            12.9
100-16        26.0          22.6           21.1            18.7           17.0            14.4             9.9              4.9
100-20        23.3          19.0           17.1            14.1           12.0             8.8             3.1             -3.1
100-24        20.5          15.4           13.2            9.6             7.1             3.2             -3.6            -11.0
100-28        17.8          11.8            9.2            5.0             2.1            -2.4            -10.3            -18.9
101-00        15.1           8.3            5.3            0.5            -2.8            -7.9            -17.0            -26.9
101-04        12.4           4.7            1.3            -4.0           -7.7            -13.5           -23.7            -34.8
101-08        9.7            1.2           -2.6            -8.5           -12.7           -19.1           -30.4            -42.7
101-12        7.0           -2.4           -6.5           -13.0           -17.6           -24.6           -37.0            -50.5
101-16        4.3           -5.9           -10.4          -17.5           -22.5           -30.1           -43.7            -58.4
101-20        1.6           -9.4           -14.3          -22.0           -27.3           -35.6           -50.3            -66.2
101-24        -1.1          -13.0          -18.2          -26.4           -32.2           -41.1           -56.9            -74.0
101-28        -3.7          -16.5          -22.0          -30.9           -37.1           -46.6           -63.5            -81.8
102-00        -6.4          -20.0          -25.9          -35.3           -41.9           -52.1           -70.1            -89.6

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 Price     45 CPR - Call    50 CPR - Call
                (Y)              (Y)
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 98-00         189.8            214.5
 98-04         180.1            203.2
 98-08         170.4            191.9
 98-12         160.7            180.7
 98-16         151.1            169.5
 98-20         141.5            158.3
 98-24         131.9            147.2
 98-28         122.3            136.0
 99-00         112.7            124.9
 99-04         103.2            113.9
 99-08          93.7            102.8
 99-12          84.2            91.8
 99-16          74.7            80.8
 99-20          65.2            69.8
 99-24          55.8            58.8
 99-28          46.4            47.9
100-00          37.0            37.0
100-04          27.6            26.1
100-08          18.3            15.3
100-12          8.9              4.4
100-16          -0.4            -6.4
100-20          -9.6            -17.2
100-24         -18.9            -28.0
100-28         -28.2            -38.7
101-00         -37.4            -49.4
101-04         -46.6            -60.1
101-08         -55.8            -70.8
101-12         -65.0            -81.4
101-16         -74.1            -92.1
101-20         -83.2           -102.7
101-24         -92.3           -113.3
101-28         -101.4          -123.8
102-00         -110.5          -134.4

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                           15 CPR   20 CPR     22 CPR     25 CPR     27 CPR     30 CPR     35 CPR     40 CPR     45 CPR      50 CPR
                           - Call   - Call     - Call     - Call     - Call     - Call     - Call     - Call     - Call      - Call
 Price                       (Y)      (Y)        (Y)        (Y)        (Y)        (Y)        (Y)        (Y)        (Y)        (Y)
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                  WAL       5.04     3.74       3.36       2.90       2.64       2.32       1.91       1.61       1.37        1.18
     Principal Window      Nov-04   Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04     Nov-04      Nov-04
                Begin
 Principal Window End      Mar-18   Jan-15     Jan-14     Oct-12     Feb-12     Apr-11     Mar-10     May-09     Sep-08      Feb-08
   Principal # Months       161       123        111        96         88         78         65         55         47          40
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            LIBOR_1MO      1.9100   1.9100     1.9100     1.9100     1.9100     1.9100     1.9100     1.9100     1.9100      1.9100
            LIBOR_6MO       2.22     2.22       2.22       2.22       2.22       2.22       2.22       2.22       2.22        2.22
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Disclaimer:  The  analyses,  calculations,  and  valuations  herein are based on certain  assumptions  and data provided by third parties which may vary from the actual  characteristics  of the pool.  Credit  Suisse  First Boston LLC makes no representation  that such  analyses or  calculations  are  accurate or that such valuations  represent levels Preliminary - where actual trades Subject to 5% may occur.  Investors Variance should rely on the information  contained in or filed in connection with the prospectus / prospectus supplement.

                                                                       20-Oct-04

                                            Preliminary - Subject to 5% Variance